Exhibit 26(r): Powers of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Security Life Separate Account L1, has duly caused this Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and in the State of Colorado on the 5th day of September, 2008.

SECURITY LIFE SEPARATE ACCOUNT L1 (Registrant) By: SECURITY LIFE OF DENVER INSURANCE COMPANY (Depositor) By: /s/ Donald W. Britton Donald W. Britton President (principal executive officer)

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes and appoints J. Neil McMurdie and Relda Fleshman, such person’s true and lawful attorneys and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign for such person and in such person’s name and capacity indicated below any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signature as it may be signed by said attorney to any and all amendments (pre-effective and post-effective amendments).

Signature	Title	Date

/s/ Donald W. Britton	President	August 21, 2008

Donald W. Britton	(principal executive officer)

/s/ Bridget M. Healy	Director	August 28, 2008

Bridget M. Healy

/s/ Robert G. Leary	Director	August 22, 2008

Robert G. Leary

/s/ Thomas J. McInerney	Director and Chairman	August 22, 2008

Thomas J. McInerney

/s/ Kathleen A. Murphy	Director	August 21, 2008

Kathleen A. Murphy

/s/ Catherine H. Smith	Director and Senior Vice President	August 22, 2008

Catherine H. Smith

/s/ David A. Wheat	Director, Executive Vice President and Chief Financial Officer	August 26, 2008

David A. Wheat	(principal financial officer)

/s/ Steven T. Pierson	Senior Vice President and Chief Accounting Officer	August 25, 2008

Steven T. Pierson	(principal accounting officer)